Exhibit 99.1
Twilio Announces Fourth Quarter and Full Year 2021 Results

•Fourth Quarter Revenue of $842.7 million, up 54% Year-Over-Year
•Fourth Quarter Revenue Dollar-Based Net Expansion Rate of 126%
•Full Year Revenue of $2.84 billion, up 61% Year-Over-Year
•Full Year Revenue Dollar-Based Net Expansion Rate of 131%
SAN FRANCISCO--(BUSINESS WIRE)--February 9, 2022--Twilio (NYSE: TWLO) (LTSE: TWLO), the leading cloud communications platform, today reported financial results for its fourth quarter and full year ended December 31, 2021.
“Our fourth quarter capped off an amazing year of results as we delivered more than $2.8 billion in revenue for the year, growing 61% year-over-year,” said Jeff Lawson, Twilio’s Co-Founder and CEO. “The combination of our leading cloud communications platform with Twilio Segment's #1 customer data platform gives Twilio an unparalleled view into the customer journey, and I've never been more excited about the future of the company than I am today."
Fourth Quarter 2021 Financial Highlights
•Revenue of $842.7 million for the fourth quarter of 2021, up 54% year-over-year, including $57.4 million from Twilio Segment, and $31.8 million from Zipwhip. Organic revenue1 grew 34% year-over-year, and 39% year-over-year when excluding political traffic revenue2 in both periods.

•GAAP loss from operations of $283.6 million for the fourth quarter of 2021, compared with GAAP loss from operations of $185.3 million for the fourth quarter of 2020.

•Non-GAAP loss from operations of $27.2 million for the fourth quarter of 2021 compared with non-GAAP income from operations of $12.8 million for the fourth quarter of 2020.

•GAAP net loss per share attributable to common stockholders, basic and diluted, of $1.63 based on 178.9 million weighted average shares outstanding in the fourth quarter of 2021, compared with GAAP net loss per share attributable to common stockholders, basic and diluted, of $1.13 based on 158.4 million weighted average shares outstanding in the fourth quarter of 2020.

•Non-GAAP net loss per share attributable to common stockholders, basic and diluted, of $0.20 based on 178.9 million non-GAAP weighted average shares outstanding in the fourth quarter of 2021, compared with non-GAAP net income per share attributable to common stockholders, diluted, of $0.04 based on 173.1 million non-GAAP weighted average shares outstanding in the fourth quarter of 2020.
Full Year 2021 Financial Highlights
•Revenue of $2.84 billion for the full year 2021, up 61% year-over-year, including $200.9 million from Twilio Segment, and $55.4 million from Zipwhip. Organic revenue1 for the full year grew 42% year-over-year, and 44% year-over-year when excluding political traffic revenue2 in both periods.

•GAAP loss from operations of $915.6 million for the full year 2021, compared with GAAP loss from operations of $492.9 million for the full year 2020.

•Non-GAAP income from operations of $2.5 million for the full year 2021 compared with non-GAAP income from operations of $35.7 million for the full year 2020.

•GAAP net loss per share attributable to common stockholders, basic and diluted, of $5.45 based on 174.2 million weighted average shares outstanding in the full year 2021, compared with GAAP net loss per share attributable to common stockholders, basic and diluted, of $3.35 based on 146.7 million weighted average shares outstanding in the full year 2020.

•Non-GAAP net loss per share attributable to common stockholders, basic and diluted, of $0.25 based on 174.2 million non-GAAP weighted average shares outstanding in the full year 2021, compared with non-GAAP net income per share attributable to common stockholders, diluted, of $0.23 based on 157.6 million non-GAAP weighted average shares outstanding in the full year 2020.
1Organic revenue excludes revenue from Twilio Segment, Zipwhip and all other acquisitions closed after November 1, 2020, and revenue from 10DLC A2P and related fees imposed by major U.S. carriers on Twilio’s core messaging business.
2Twilio defines political traffic revenue as revenue generated by active customer accounts that self-identify to Twilio account representatives as using Twilio’s products and services with a primary use case of political communications.

Key Metrics and Recent Business Highlights
•256,000 Active Customer Accounts as of December 31, 2021, compared to 221,000 Active Customer Accounts as of December 31, 2020.

•Dollar-Based Net Expansion Rate was 126% for the fourth quarter of 2021, compared to 139% for the fourth quarter of 2020. Excluding political traffic revenue2 in both periods, dollar-based net expansion rate was 130%. For the full year 2021, Dollar-Based Net Expansion Rate was 131%. Excluding political traffic revenue2 in both periods, dollar-based net expansion rate was 133%. Results from acquisitions closed after November 1, 2020, including Twilio Segment and Zipwhip, do not impact the calculation of this metric in either period.

•7,867 employees as of December 31, 2021.

•Welcomed Eyal Manor as Chief Product Officer and Dana Wagner as Chief Legal Officer.

•Twilio named to Fortune's 2021 list of 100 Best Companies to Work For.

•Launched Twilio Ventures, a $50 million fund to unlock the imagination of builders fueling the future of customer engagement.

•Released Twilio Segment's 2021 Growth Report, an exclusive view into how customer data fuels today's high-performing businesses.

Outlook
Twilio is initiating guidance for the first quarter ending March 31, 2022.

Q1 FY22 Guidance
Revenue (millions)	$855 - $865
Y/Y Growth	45% - 47%
Organic Y/Y Growth[3]	32% - 34%
Non-GAAP loss from operations (millions)	($32) - ($27)
Non-GAAP loss per share	($0.26) - ($0.22)
Non-GAAP basic shares outstanding (millions)	180
Conference Call Information
Twilio posted prepared remarks on its investor relations website at https://investors.twilio.com, and will host a Q&A conference call today, February 9, 2022, to discuss its fourth quarter and full year 2021 financial results at 2:00 p.m. (PT) / 5:00 p.m. (ET). Investors and analysts should register for the call in advance by visiting https://conferencingportals.com/event/unKcrkys. A live webcast of the conference call, as well as a replay of the call, will be available on the investor relations website. Following the completion of the call through 11:59 p.m. (ET) on February 16, a replay will be available by dialing (800) 585-8367 (United States) or +1 (416) 621-4642 (non-U.S.) and entering passcode 80378.
Twilio uses its investor relations website, its Twitter feed (@twilio), and the Twitter feed of Twilio's Chief Executive Officer, Jeff Lawson (@jeffiel), as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.
About Twilio Inc.
Millions of developers around the world have used Twilio to unlock the magic of communications to improve any human experience. Twilio has democratized communications channels like voice, text, chat, video and email by virtualizing the world’s communications infrastructure through APIs that are simple enough for any developer to use, yet robust enough to power the world’s most demanding applications. By making communications a part of every software developer's toolkit, Twilio is enabling innovators across every industry — from emerging leaders to the world’s largest organizations — to reinvent how companies engage with their customers.
Forward-Looking Statements
This press release and the accompanying conference call contain forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “can,” “will,” “would,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “forecasts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern
3Organic revenue growth guidance excludes revenue from acquisitions that closed after January 1, 2021 and estimated revenues from 10DLC A2P and related fees imposed by major U.S. carriers on Twilio’s core messaging business.

our expectations, strategy, plans or intentions. Forward-looking statements contained in this press release include, but are not limited to, statements about: Twilio’s outlook for the quarter ending March 31, 2022, Twilio's goals regarding delivering non-GAAP operating profitability beginning in 2023 and meeting annual growth rates and long-term non-GAAP gross margin targets, Twilio’s expectations regarding its products and solutions, and Twilio's expectations regarding business benefits and financial impacts from its acquisitions and from its partnerships and investments, including the associated transactions. You should not rely upon forward-looking statements as predictions of future events.
The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause Twilio’s actual results, performance, or achievements to differ materially from those described in the forward-looking statements, including, among other things: adverse changes in general economic or market conditions, including labor shortages, supply chain disruptions and inflation; changes in the market for communications; the impact of COVID-19 on Twilio and its customers and partners; Twilio’s ability to adapt its products to meet evolving market and customer demands and rapid technological change; Twilio’s ability to comply with modified or new industry standards, laws and regulations applying to its business; Twilio’s ability to generate sufficient revenues to achieve or sustain profitability; Twilio’s ability to retain customers and attract new customers; Twilio’s ability to effectively manage its growth; Twilio’s ability to compete effectively in an intensely competitive market; Twilio's ability to attract and retain qualified employees; Twilio's ability to successfully integrate its acquisitions and risks that the anticipated benefits of such acquisitions and partnerships and investments may not be fully realized or may take longer to realize than expected; Twilio's ability to close the transactions associated with such partnerships and investments; the impact of recent and future privacy changes on certain third party platforms on Twilio and its customers; and Twilio's ability to manage changes in network service provider fees that it pays in connection with the delivery of communications on its platform and the impact of those fees on its gross margin.
The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in Twilio’s most recent filings with the Securities and Exchange Commission, including its Form 10-Q for the quarter ended September 30, 2021 filed on October 28, 2021. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that Twilio makes with the Securities and Exchange Commission from time to time. Moreover, Twilio operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release.
Forward-looking statements represent Twilio’s management’s beliefs and assumptions only as of the date such statements are made. Twilio undertakes no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.
Use of Non-GAAP Financial Measures
To provide investors and others with additional information regarding Twilio’s results, the following non-GAAP financial measures are disclosed:
Non‑GAAP Gross Profit and Non‑GAAP Gross Margin. For the periods presented, Twilio defines non‑GAAP gross profit and non‑GAAP gross margin as GAAP gross profit and GAAP gross margin, respectively, adjusted to exclude, as applicable, certain expenses as presented in the table below.
Non‑GAAP Operating Expenses. For the periods presented, Twilio defines non‑GAAP operating expenses (including categories of operating expenses) as GAAP operating expenses (and categories of operating expenses) adjusted to exclude, as applicable, certain expenses as presented in the table below.
Non‑GAAP Income (Loss) from Operations and Non‑GAAP Operating Margin. For the periods presented, Twilio defines non‑GAAP income (loss) from operations and non‑GAAP operating margin as GAAP loss from operations and GAAP operating margin, respectively, adjusted to exclude, as applicable, certain expenses as presented in the table below.
Non-GAAP Tax Rate. Twilio utilizes a fixed long-term projected non-GAAP tax rate in order to provide better consistency across the interim reporting periods by eliminating the effects of items that can vary in size and frequency. For fiscal 2020, Twilio used a projected non-GAAP tax rate of 25%. For fiscal 2021, Twilio uses a projected non-GAAP tax rate of 22%, which reflects currently available information, as well as other factors and assumptions. A non-GAAP provision for income tax effects related to non-GAAP adjustments is calculated for the periods in which Twilio realizes non-GAAP net income attributable to common stockholders. The non-GAAP tax rate could be subject to change for a variety of reasons, including changes in tax laws and regulations, significant changes in Twilio’s geographic earnings mix, or other changes to Twilio’s strategy or business operations. Twilio will re-evaluate its long-term rate as appropriate.
Non‑GAAP Net Income Attributable to Common Stockholders and Non‑GAAP Net Income Per Share Attributable to Common Stockholders, Basic and Diluted. For the periods presented, Twilio defines non-GAAP net income attributable to common stockholders and non‑GAAP net income per share attributable to common stockholders, basic and diluted, as GAAP net loss attributable to common stockholders and GAAP net loss per share attributable to common stockholders, basic and diluted, respectively, adjusted to exclude, as applicable, certain expenses presented in the table below.
Twilio’s management uses the foregoing non-GAAP financial information, collectively, to evaluate its ongoing operations and for internal planning and forecasting purposes. Twilio’s management believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance, facilitates period-to-period comparisons of results of operations, and assists in comparisons with other companies, many of which use similar non-GAAP financial information to supplement their GAAP results. Non‑GAAP financial information is presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from similarly‑titled non‑GAAP measures used by other companies. Whenever Twilio uses a non-GAAP financial measure, a reconciliation is provided to the most closely applicable financial measure stated in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.
With respect to Twilio’s guidance as provided under “Outlook” above, Twilio has not reconciled its expectations as to non-GAAP income (loss) from operations to GAAP loss from operations or non-GAAP net income (loss) per share to GAAP net loss per share because stock-based compensation expense cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort.
Operating Metrics
Twilio reviews a number of operating metrics to evaluate its business, measure performance, identify trends, formulate business plans, and make strategic decisions. These include the number of Active Customer Accounts and Dollar-Based Net Expansion Rate.
Number of Active Customer Accounts. Twilio believes that the number of Active Customer Accounts is an important indicator of the growth of its business, the market acceptance of its platform and future revenue trends. Twilio defines an Active Customer Account at the end of any period as an individual account, as identified by a unique account identifier, for which Twilio has recognized at least $5 of revenue in the last month of the period. Twilio believes that use of its platform by customers at or above the $5 per month threshold is a stronger indicator of potential future engagement than trial usage of its platform or usage at levels below $5 per month. A single organization may constitute multiple unique Active Customer Accounts if it has multiple account identifiers, each of which is treated as a separate Active Customer Account.
Dollar-Based Net Expansion Rate. Twilio’s ability to drive growth and generate incremental revenue depends, in part, on the Company’s ability to maintain and grow its relationships with existing Active Customer Accounts and to increase their use of the platform. An important way in which Twilio has historically tracked performance in this area is by measuring the Dollar-Based Net Expansion Rate for Active Customer Accounts. Twilio’s Dollar-Based Net Expansion Rate increases when such Active Customer Accounts increase their usage of a product, extend their usage of a product to new applications or adopt a new product. Twilio’s Dollar-Based Net Expansion Rate decreases when such Active Customer Accounts cease or reduce their usage of a product or when Twilio lowers usage prices on a product. As Twilio's customers grow their businesses and extend the use of our platform, they sometimes create multiple customer accounts with us for operational or other reasons. As such, when Twilio identifies a significant customer organization (defined as a single customer organization generating more than 1% of revenue in a quarterly reporting period) that has created a new Active Customer Account, this new Active Customer Account is tied to, and revenue from this new Active Customer Account is included with, the original Active Customer Account for the purposes of calculating this metric. Twilio believes that measuring Dollar-Based Net Expansion Rate provides a more meaningful indication of the performance of the Company’s efforts to increase revenue from existing customers.
For historical periods through December 31, 2019, Twilio’s Dollar-Based Net Expansion Rate compared the revenue from Active Customer Accounts, other than large Active Customer Accounts that have never entered into 12-month minimum revenue commitment contracts with the Company, in a quarter to the same quarter in the prior year. For reporting periods starting with the three months ended March 31, 2020, Twilio's Dollar-Based Net Expansion Rate compares the total revenue from all Active Customer Accounts in a quarter to the same quarter in the prior year. To calculate the Dollar-Based Net Expansion Rate, Twilio first identifies the cohort of Active Customer Accounts that were Active Customer Accounts in the same quarter of the prior year. The Dollar-Based Net Expansion Rate is the quotient obtained by dividing the revenue generated from that cohort in a quarter, by the revenue generated from that same cohort in the corresponding quarter in the prior year. When Twilio calculates Dollar-Based Net Expansion Rate for periods longer than one quarter, it uses the average of the applicable quarterly Dollar-Based Net Expansion Rates for each of the quarters in such period. Revenue from acquisitions does not impact the Dollar-Based Net Expansion Rate calculation until the quarter following the one-year anniversary of the applicable acquisition, unless the acquisition closing date is the first day of a quarter. As a result of the change in calculation of Dollar-Based Net Expansion Rate, unless specifically identified as being calculated based on total revenue, any Dollar-Based Net Expansion Rates disclosed by Twilio in SEC filings, press releases and presentations prior to the date of our press release for the three months ended March 31, 2020, will not be directly comparable to Twilio's Dollar-Based Net Expansion Rates going forward.
Source: Twilio Inc.

TWILIO INC.
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended December 31,
	2021	2020
Revenue	$842,744	$548,090
Cost of revenue	446,197	265,969
Gross profit	396,547	282,121
Operating expenses:
Research and development	223,249	158,856
Sales and marketing	331,422	179,987
General and administrative	125,502	128,569
Total operating expenses	680,173	467,412
Loss from operations	(283,626)	(185,291)
Other (expense) income, net	(6,126)	(9,426)
Loss before (provision) benefit for income taxes	(289,752)	(194,717)
(Provision) benefit for income taxes	(1,644)	15,366
Net loss attributable to common stockholders	$(291,396)	$(179,351)

Net loss per share attributable to common stockholders, basic and diluted	$(1.63)	$(1.13)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	178,934,692	158,382,667

TWILIO INC.
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Year Ended December 31,
	2021	2020
Revenue	$2,841,839	$1,761,776
Cost of revenue	1,451,126	846,115
Gross profit	1,390,713	915,661
Operating expenses:
Research and development	789,219	530,548
Sales and marketing	1,044,618	567,407
General and administrative	472,460	310,607
Total operating expenses	2,306,297	1,408,562
Loss from operations	(915,584)	(492,901)
Other (expenses) income, net	(45,345)	(11,525)
Loss before benefit for income taxes	(960,929)	(504,426)
Benefit for income taxes	11,029	13,447
Net loss attributable to common stockholders	$(949,900)	$(490,979)

Net loss per share attributable to common stockholders, basic and diluted	$(5.45)	$(3.35)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	174,180,465	146,708,663

TWILIO INC.
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	As of December 31,
	2021	2020
ASSETS
Current assets:
Cash and cash equivalents	$1,479,452	$933,885
Short-term marketable securities	3,878,430	2,105,906
Accounts receivable, net	388,215	251,167
Prepaid expenses and other current assets	186,131	81,377
Total current assets	5,932,228	3,372,335
Property and equipment, net	255,316	183,239
Operating right-of-use assets	234,584	258,610
Intangible assets, net	1,050,012	966,573
Goodwill	5,263,166	4,595,394
Other long-term assets	263,292	111,282
Total assets	$12,998,598	$9,487,433

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$93,333	$60,042
Accrued expenses and other current liabilities	417,503	252,895
Deferred revenue and customer deposits	140,389	87,031
Operating lease liability, current	52,325	48,338
Total current liabilities	703,550	448,306
Operating lease liability, noncurrent	211,253	229,905
Finance lease liability, noncurrent	25,132	17,856
Long-term debt	985,907	302,068
Other long-term liabilities	41,290	36,633
Total liabilities	1,967,132	1,034,768
Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	—
Common stock	180	164
Additional paid-in capital	13,169,118	9,613,246
Accumulated other comprehensive (loss) income	(18,141)	9,046
Accumulated deficit	(2,119,691)	(1,169,791)
Total stockholders’ equity	11,031,466	8,452,665
Total liabilities and stockholders’ equity	$12,998,598	$9,487,433

TWILIO INC.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Year Ended December 31,
	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(949,900)	$(490,979)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	258,378	149,660
Non-cash reduction to the right-of-use asset	48,786	38,395
Net amortization of investment premium and discount	36,158	6,789
Impairment of operating right-of-use assets	8,854	—
Amortization of debt discount and issuance costs	5,827	23,759
Stock-based compensation	632,285	360,936
Amortization of deferred commissions	31,541	13,322
Tax benefit related to release of valuation allowance	(17,236)	(16,459)
Value of donated shares of Class A common stock	31,169	18,993
Loss on extinguishment of debt	28,965	12,863
Other adjustments	12,094	12,762
Changes in operating assets and liabilities:
Accounts receivable	(117,943)	(81,303)
Prepaid expenses and other current assets	(78,012)	(11,636)
Other long-term assets	(121,225)	(81,908)
Accounts payable	10,191	10,060
Accrued expenses and other current liabilities	127,554	88,340
Deferred revenue and customer deposits	45,634	13,824
Operating lease liabilities	(49,046)	(33,938)
Other long-term liabilities	(2,266)	(826)
Net cash (used in) provided by operating activities	(58,192)	32,654
CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisitions, net of cash acquired and other related payments	(491,522)	(333,591)
Purchases of marketable securities and other investments	(3,523,232)	(1,636,590)
Proceeds from sales and maturities of marketable securities	1,614,779	1,183,459
Capitalized software development costs	(43,973)	(33,328)
Purchases of long-lived and intangible assets	(46,048)	(25,805)
Net cash used in investing activities	(2,489,996)	(845,855)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from a public offering, net of underwriters' discount and issuance costs	1,765,713	1,408,113
Proceeds from issuance of senior notes due 2029 and 2031	987,500	—
Payment of debt issuance costs	(2,777)	—
Principal payments on debt and finance leases	(8,295)	(10,784)
Proceeds from exercises of stock options and shares of Class A common stock issued under ESPP	136,160	104,760
Proceeds from settlements of capped call, net of settlement costs	228,412	—
Value of equity awards withheld for tax liabilities	(10,388)	(8,778)
Net cash provided by financing activities	3,096,325	1,493,311
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(191)	40
NET INCREASE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	547,946	680,150
CASH, CASH EQUIVALENTS AND RESTRICTED CASH—Beginning of year	933,885	253,735
CASH, CASH EQUIVALENTS AND RESTRICTED CASH —End of year	$1,481,831	$933,885

TWILIO INC.
Reconciliation to Non-GAAP Financial Measures
(In thousands, except shares, per share amounts and percentages)
(Unaudited)

	Three Months Ended December 31,
	2021	2020
Gross profit	$396,547	$282,121
Non-GAAP adjustments:
Stock-based compensation	4,613	2,640
Amortization of acquired intangibles	30,792	21,885
Non-GAAP gross profit	$431,952	$306,646
Non-GAAP gross margin	51%	56%

Research and development	$223,249	$158,856
Non-GAAP adjustments:
Stock-based compensation	(73,600)	(53,959)
Amortization of acquired intangibles	(420)	—
Payroll taxes related to stock-based compensation	(3,338)	(5,005)
Non-GAAP research and development	$145,891	$99,892
Non-GAAP research and development as a % of revenue	17%	18%

Sales and marketing	$331,422	$179,987
Non-GAAP adjustments:
Stock-based compensation	(69,932)	(33,848)
Amortization of acquired intangibles	(21,296)	(15,286)
Payroll taxes related to stock-based compensation	(5,423)	(3,401)
Non-GAAP sales and marketing	$234,771	$127,452
Non-GAAP sales and marketing as a % of revenue	28%	23%

General and administrative	$125,502	$128,569
Non-GAAP adjustments:
Stock-based compensation	(38,774)	(33,642)
Amortization of acquired intangibles	(10)	(10)
Acquisition-related expenses	(229)	(20,651)
Charitable contributions	(6,586)	(6,563)
Payroll taxes related to stock-based compensation	(1,422)	(1,173)
Non-GAAP general and administrative	$78,481	$66,530
Non-GAAP general and administrative as a % of revenue	9%	12%

Loss from operations	$(283,626)	$(185,291)
Non-GAAP adjustments:
Stock-based compensation	186,919	124,089
Amortization of acquired intangibles	52,518	37,181
Acquisition-related expenses	229	20,651
Charitable contributions	6,586	6,563
Payroll taxes related to stock-based compensation	10,183	9,579
Non-GAAP (loss) income from operations	$(27,191)	$12,772
Non-GAAP operating margin	(3)%	2%

TWILIO INC.
Reconciliation to Non-GAAP Financial Measures
(In thousands, except shares, per share amounts and percentages)
(Unaudited)

	Three Months Ended December 31,
	2021	2020
Net loss attributable to common stockholders	$(291,396)	$(179,351)
Non-GAAP adjustments:
Stock-based compensation	186,919	124,089
Amortization of acquired intangibles	52,518	37,181
Acquisition-related expenses	229	20,651
Charitable contributions	6,586	6,563
Payroll taxes related to stock-based compensation	10,183	9,579
Amortization of debt discount and issuance costs	370	5,327
Income tax benefit related to acquisition	(1,667)	(15,743)
Provision for income tax effects related to Non-GAAP adjustments **	—	(1,791)
Non-GAAP net (loss) income attributable to common stockholders	$(36,258)	$6,505
Non-GAAP net (loss) income attributable to common stockholders as a % of revenue	(4)%	1%

Net loss per share attributable to common stockholders, basic and diluted*	$(1.63)	$(1.13)
Non-GAAP adjustments:
Stock-based compensation	1.04	0.72
Amortization of acquired intangibles	0.29	0.21
Acquisition-related expenses	—	0.12
Charitable contributions	0.04	0.04
Payroll taxes related to stock-based compensation	0.06	0.06
Amortization of debt discount and issuance costs	—	0.03
Income tax benefit related to acquisition	(0.01)	(0.09)
Provision for income tax effects related to Non-GAAP adjustments **	—	(0.01)
Dilutive securities	—	0.09
Non-GAAP net (loss) income per share attributable to common stockholders, diluted	$(0.20)	$0.04

GAAP weighted-average shares used to compute net loss per share attributable to common stockholders, basic	178,934,692	158,382,667

Effect of dilutive securities (stock options, restricted stock units and convertible debt)	—	14,716,399

Non-GAAP weighted-average shares used to compute Non-GAAP net income per share attributable to common stockholders, diluted	178,934,692	173,099,066

* Some columns may not add due to rounding

** In 2020 represents the tax effect of the non-GAAP adjustments based on the estimated non-GAAP tax rate of 25%.

TWILIO INC.
Reconciliation to Non-GAAP Financial Measures
(In thousands, except shares, per share amounts and percentages)
(Unaudited)

	Year Ended December 31,
	2021	2020
Gross profit	$1,390,713	$915,661
Non-GAAP adjustments:
Stock-based compensation	14,074	8,857
Amortization of acquired intangibles	114,896	59,501
Non-GAAP gross profit	$1,519,683	$984,019
Non-GAAP gross margin	53%	56%

Research and development	$789,219	$530,548
Non-GAAP adjustments:
Stock-based compensation	(258,672)	(173,303)
Amortization of acquired intangibles	(1,260)	—
Payroll taxes related to stock-based compensation	(23,869)	(14,606)
Non-GAAP research and development	$505,418	$342,639
Non-GAAP research and development as a % of revenue	18%	19%

Sales and marketing	$1,044,618	$567,407
Non-GAAP adjustments:
Stock-based compensation	(213,351)	(103,450)
Amortization of acquired intangibles	(82,493)	(38,915)
Payroll taxes related to stock-based compensation	(19,126)	(9,930)
Non-GAAP sales and marketing	$729,648	$415,112
Non-GAAP sales and marketing as a % of revenue	26%	24%

General and administrative	$472,460	$310,607
Non-GAAP adjustments:
Stock-based compensation	(146,188)	(76,301)
Amortization of acquired intangibles	(135)	(78)
Acquisition-related expenses	(7,449)	(21,765)
Charitable contributions	(31,169)	(18,993)
Payroll taxes related to stock-based compensation	(5,422)	(2,853)
Non-GAAP general and administrative	$282,097	$190,617
Non-GAAP general and administrative as a % of revenue	10%	11%

Loss from operations	$(915,584)	$(492,901)
Non-GAAP adjustments:
Stock-based compensation	632,285	361,911
Amortization of acquired intangibles	198,784	98,494
Acquisition-related expenses	7,449	21,765
Charitable contributions	31,169	18,993
Payroll taxes related to stock-based compensation	48,417	27,389
Non-GAAP income from operations	$2,520	$35,651
Non-GAAP operating margin	—%	2%

TWILIO INC.
Reconciliation to Non-GAAP Financial Measures
(In thousands, except shares, per share amounts and percentages)
(Unaudited)

	Year Ended December 31,
	2021	2020
Net loss attributable to common stockholders	$(949,900)	$(490,979)
Non-GAAP adjustments:
Stock-based compensation	632,285	361,911
Amortization of acquired intangibles	198,784	98,494
Acquisition-related expenses	7,449	21,765
Charitable contributions	31,169	18,993
Payroll taxes related to stock-based compensation	48,417	27,389
Amortization of debt discount and issuance costs	5,827	23,759
Income tax benefit related to acquisition	(17,236)	(16,459)
Provision for income tax effects related to Non-GAAP adjustments **	—	(8,959)
Non-GAAP net (loss) income attributable to common stockholders	$(43,205)	$35,914
Non-GAAP net (loss) income attributable to common stockholders as a % of revenue	(2)%	2%

Net loss per share attributable to common stockholders, basic and diluted*	$(5.45)	$(3.35)
Non-GAAP adjustments:
Stock-based compensation	3.63	2.30
Amortization of acquired intangibles	1.14	0.62
Acquisition-related expenses	0.04	0.14
Charitable contributions	0.18	0.12
Payroll taxes related to stock-based compensation	0.28	0.17
Amortization of debt discount and issuance costs	0.03	0.15
Income tax benefit related to acquisition	(0.10)	(0.10)
Provision for income tax effects related to Non-GAAP adjustments **	—	(0.06)
Dilutive securities	—	0.24
Non-GAAP net (loss) income per share attributable to common stockholders, diluted	$(0.25)	$0.23

GAAP weighted-average shares used to compute net loss per share attributable to common stockholders, basic	174,180,465	146,708,663

Effect of dilutive securities (stock options, restricted stock units and convertible debt)	—	10,895,399

Non-GAAP weighted-average shares used to compute Non-GAAP net income per share attributable to common stockholders, diluted	174,180,465	157,604,062

* Some columns may not add due to rounding.

** In 2020, represents the tax effect of the non-GAAP adjustments based on the estimated non-GAAP tax rate of 25%.

CONTACT:
Investor Contact:
Andrew Zilli
ir@Twilio.com

or

Media Contact:
Carolyn Bos
press@Twilio.com